                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby  consent to the  incorporation  by reference in the  Registration
Statement  on Form  S-3  (No.  33-54831  and No.  33-63845)  and  Form  S-8 (No.
33-54801, No. 33-56281,  No. 333-64217,  No. 333-36985 and No. 333-64784) of WHX
Corporation  of our  report  dated  April 13,  2004  relating  to the  financial statements  and our  report  dated  April 13,  2004  relating  to the  financial statement schedules, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
April 13, 2004